CHINA
RITAR POWER

Investor Presentation

September 2008



Safe Harbor Statement

This presentation contains forward-looking statements that are based on the beliefs of our management, and involve risks and uncertainties, as well as assumptions, that, if they ever materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The words "believe," "expect," "anticipate," "project," "targets," "optimistic," "intend," "aim," "will" or similar expressions are intended to identify forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements regarding new and existing products, technologies and opportunities; statements regarding market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; and any statements of assumptions underlying any of the foregoing. All forward-looking statements included in this presentation are based on information available to us on the date of this presentation. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Business Description

- **China Ritar is a fast-growing, competitive lead-acid battery manufacturer based in Shenzhen, China**
  - Products sold in over 56 countries
  - Approx. 1,500 employees
  - Founded in 2002
- **Designs, develops, manufactures and markets lead-acid batteries using environmentally sound technology**
- **Special focus on fast-growing niche markets, including:**
  - Telecommunications,
  - Uninterrupted Powers Source (UPS) devices,
  - Light Electrical Vehicles (LEV), and
  - Alternative energy production (solar and wind power).

Capital Market Highlights

RITAR®

Ticker	CRTP
Fiscal Year End	December 31
Recent Price (as of August 15, 2008)	$4.75
Common Shares Outstanding	19.1 Million
Market Capitalization	$ 90.7Million
TTM Revenue (as of June 30, 2008)	$102.2 Million
TTM Net Income (as of June 30, 2008)*	$ 9.3 Million
Revenue of Q2, 2008	$ 30.8 Million
Net Income of Q2, 2008 **	$ 2.7 Million

* excluding non-cash, stock based compensation charge of $3.85 million

** excluding non-cash, stock based compensation charge of $0.96 million

Investment Highlights

RITAR®

Compelling growth

- From start to $73 million in revenue in 5 years; 66% CAGR since 2004
- 2Q 08 vs. 2Q 07: Revenue growth of 148% to $30.8M;
- 2Q 08 vs. 2Q 07: Net income growth of 172% to $2.7 MM*
- Growth rate expected to continue

Globally competitive

- 170 customers in 56 countries
- Global revenue distribution:
  China- 35%, India- 17%, Europe- 26%, Asia- 9%, Americas- 6%

Lead-acid batteries dominate energy storage market

- Trends relative to digital technology, energy prices, environmental protection, and alternative energy are all driving demand for energy storage devices
- Limited supply and high costs of alternative materials (like lithium or nickel) mean lead-acid batteries will remain the most commonly used in secondary source of energy for decades
- Global CAGR in 15% in last 5 years for lead-acid batteries

Targeting niche markets

- Avoiding the highly competitive automotive market;
- Focusing on higher margin growth areas such as telecommunications and solar and wind power.

* (excluding non-cash, stock-based charge of $0.96 MM)

Investment Highlights

- **Established brand name**
  - Approximately 85% of total sales generated through "Ritar" brand; only 15% from OEM channels

- **Entrepreneurial, progressive management**
  - Chinese competitors are mostly either state-owned enterprises or small operators
  - Be distinguished by sales incentives and quality certification
  - Cost beats overseas competitors

- **Capital to fuel expansion**
  - New tech and mfg complex in Hengyang will support massive expansion;
  - Accessing capital overseas has given CRTP a platform for growth which most Chinese competitors don't have

- **Advanced R&D capability (produces technical advantages)**
  - Better than Chinese competitors; able to take on the established players in developed markets

Products

Ritar sells, markets and services six series and 197 models of Ritar-branded, cadmium-free, valve-regulated lead-acid or VRLA batteries.

- **RT Series(0.8Ah-28Ah)**
- **RA Series(33Ah-260Ah)**
- **RL Series(2V50Ah-3000Ah)**
- **High Rate Discharging Series**
- **Front Terminal Series**
- **AGM Deep Cycle Series**
- **Gel Standby Series**
- **Gel Deep Cycle Series**







Global Lead Acid Battery Market

Global growth plus the accelerated growth of key sectors (i.e., telecommunications and alternative energy) has produced a CAGR of 15% for the LA battery market.



Global Lead Acid Battery Market, in $ billions
29
50
2001
2005

- **Global Growth:** World lead-acid battery market averaged 15% CAGR from 2001 to 2008, including both original equipment and aftermarket sales.
- **Future Global Growth:** It is expected that high energy prices and growth in the developing nations will sustain this high rate of growth.

Source: Frost & Sullivan

- **Faster growth in Asia:** Developed economies (US, Europe, etc.) growing slower; growth in Asia and rest of developing world much faster
- **Faster growth in China:** The Company believes that most Chinese lead-acid battery companies increased sales by at least 50% in 2007 due to high growth in China and Asia and because of competitive pricing.
- **Extremely fast growth at CRTP:** CRTP grew 79% in 2007 and 148% % in Q2 2008 due to market growth and highly competitive quality and pricing.

Geographical Market Segmentation

The geographical customer distribution graph shows that Ritar can:

- compete any kind of market (home or abroad, developed or developing)
- find revenue growth from many sources
- grow rapidly and the global achievement stable


India
17%
Europ
26%
China 35
Asia
9%
Othe
7%
America
6%

Revenue by Region
12 Months ended 12/31/07


35%
65%
China
Overseas

Market Segments

Main Market Segments:

- **UPS (Uninterruptible Power Sources)**
- **Telecommunications**
- **LEV (Light Electric Vehicles)**
- **Solar & Wind Power**








Focus on Higher Margin Products

Shift in Product Mix



2007
2008
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
30%
31%
37%
41%
25%
10%
5%
15%
UPS
Telecom
LEV
Solar & Wind

From its inception, Ritar has avoided low margin, highly competitive segments (like automotive) and has continuously developed higher growth, higher margin products.

Margin Difference Per Market Segment
(estimated)

	UPS	*Telecom*	*LEV*	*Solar & Wind*
Gross Margin	*18%*	*20%*	*15%*	*35-40%*
Net Margin	*9-12%*	*12-16%*	*7-8%*	*20-30%*

Growing Markets

RITAR®



Rapidly Developing Economies

CRTP sales to India have grown from $0.6 million a year ago to $4.7 million in the first half of 2008.

- Rapid development in countries such as India, Brazil, Vietnam ,Thailand is driving rapid development of their telecommunications infrastructure
- India alone is expected to install $7 billion in telecomm system lead acid batteries over the next five years
- CRTP exports to developing world will continue to grow considerably.



Solar Example: Street Lamps

CRTP sales to solar market grew from $0.60million a year ago to $5.8million in the first half of 2008

- Solar street lamps less expensive than traditional electric
- Street lamp market alone is possibly worth $4.5 billion or more
- Other solar applications also growing rapidly



Growth from Alternative Energy

Energy consciousness and the growth of alternative energy increases all need to store energy more efficiently.

Ritar is capitalizing on this long-term market requirement trend by making batteries specifically designed in the solar and wind power.


Sun
Solar Panel
Wind
Wind Turbine
Transformer
Lead –acid Battery
Electricity

Global Customer Base

India

Germany

Brazil

Australia

USA

Taiwan

South Africa

United Kingdom

Italy

Around the world, sophisticated, discerning, world-class and leading-edge customers choose **Ritar**

Advanced R&D and Technical Capability

RITAR®

Technology Leader in China

- Advanced R&D Capability
- **He Degang**, CTO of Ritar, is one of the earliest lead-acid battery experts in China
  - Over 40 years of experience developing battery technology

Innovative Accomplishments for a Unique Edge

- Alloy plate formula
  - Unique in China
  - Lengthens product life
  - Increases deep circulation and large current discharge
  - Allows China Ritar to be the only company in China able to produce cadmium-free batteries in LEV



- Gel and Compound Gel
  - Comparable to foreign products
  - Widely used in alternative energy applications (e.g., solar and window power)
  - Only manufactured by several other companies in China

Advanced R&D and Technical Capability

New Technologies Under Development

Nano Battery

- Lasts 50% longer
- Higher capacity and discharge rate
- Smaller and Lighter
- Ritar expects to be first Chinese company capable of producing nano batteries



United Liquid Alloy Batteries

- Material costs reduced dramatically
- Liquid alloy batteries weigh less than half of lead-acid batteries of the same capacity

Capacity Expansion & Vertical Integration

Lead Acid Battery Manufacturing Base :
Hengyang Industrial Park



Capacity Expansion & Vertical Integration

- Hengyang Lead-Acid Battery Manufacturing Facility
  - Located in Hengyang, Hunan Province
  - Total area of 266,667 square meters
    - Current facility in Shenzhen is 19,326 sq. m
    - Current facility in Shanghai is 13,000 sq. m
  - Strategically located near lead mining reserves in Shuikou Mountain, Hunan
- Can produce lead plates (key component used in lead acid batteries), lead acid batteries, and battery cases
- Complex will consist of production facilities, warehouses, a research and development center, and staff dormitories



Capacity Expansion & Vertical Integration

- Phase One production began April 27, 2008
  - 5 lead acid battery production lines currently in operation
  - Battery production capacity doubled compared to 2007 levels
  - Lead plate production began July 30, 2008
- Expansion project within three years:
  - Quadruple battery capacity
  - 60,000 tons of annual lead plate capacity
  - Move into mining (or mining alliance) to solidify raw material source and enhance margins
  - Land is sufficient to exceed these targets should market conditions dictate faster expansion
- Margin improvement of 3-5% is expected via vertical integration of lead plate production





Margin Enhancement via Vertical Integration

- Ritar will integrate other phases of lead acid battery production as necessary to enhance margins.
  - Ritar is already involved in the making lead acid batteries.
  - The new facility in Hengyang extends Ritar into lead plate manufacturing.
  - Lead processing will be avoided due to low margins and environmental issues.
  - Involvement in mining is a possibility in the future due to high profit potential



Mining Industry 50%
Lead 15%
Lead Plate 15%
Lead-acid Battery 20%
UPS
LEV
Solar/Wind
Tele
Battery Recycle
Estimated gross margin of 50% vs. 20% for batteries, 15% for lead plate, and 15% for lead processing

Growth Strategy

Ritar's overall growth strategy is as follows:

Transitioning to new applications and international markets

Capacity expansion enlarges sales growth

Stabilizing lead price and vertical integration preserve margins

Key Financials

Sales Revenue-Fiscal Year Growth


$ USD, million
140
120
100
80
60
40
20
0
3.5
11.4
16.1
22.8
40.9
73.3
130.2
FY02
FY03
FY04
FY05
FY06
FY07
FY08(Est)

Key Financials

Net Income-Fiscal Year Growth



$ USD, million
12
10
8
6
4
2
0
-2
0.2
-0.3
0.1
1.1
3.9
2.6
6.5*
11.1
FY02
FY03
FY04
FY05
FY06
FY07
FY08(Est)

* FY 07 Net income excludes non-cash, stock based compensation charge of $3.9 million

Key Financials

RITAR®

Annual Income Statement Highlights

	FY 2007 12/31/07	FY 2006 12/31/06	FY2005 12/31/05
Revenues	$73.3M	$40.9M	$22.8M
Gross Profit	$15.4M	$8.3 M	$4.0M
SG&A and other expenses	$7.3M	$3.6M	$2.7M
Operating Income	$8.1M	$4.7M	$ 1.3M
Pre-tax Income	$7.3M	$4.3M	$1.2M
Net Income	$2.6M/$6.5M*	$3.9M	$1.1M

* Excluding non-cash, stock based compensation charge of $ 3.9M

Key Financials

RITAR®

Annual Balance Sheet Highlights

	FY 2007 12/31/07	FY 2006 12/31/06	FY 2005 12/31/05
Cash & Cash Equivalents	$ 4.8M	$ 1.0M	$0.5M
Inventories, net	$ 11.9M	$6.0M	$3.5M
Total Current Assets	$38.4M	$16.2M	$7.6M
Property, Plant & Equipment, net	$6.3M	$1.4M	$1.1M
Total Assets	$45.4M	$18.3M	$9.0M
Total Current Liabilities	$21.6M	$12.9 M	$7.5M
Minority Interests	$ 28,058	$ 51,163	$102,308
Total Stockholders' Equity	$23. 7M	$5.3M	$1.3M
Total Liabilities and Stockholders' Equity	$45.4M	$18.3M	$9.0M

Key Financials

RITAR®

Q2 Income Statement Highlights

($, MM)	Q2 2008	Q2 2007	Q2 2006
Revenue	30.8	12.4	8.6
Gross Profit	6.0	2.7	1.6
SG&A and other expenses	3.2 / 2.2*	1.5	0.8
Operating Income	2.8 / 3.8*	1.2	0.8
Pre-tax Income	2.4 / 3.4*	1.2	0.7
Net Income	1.7 / 2.7*	1.0	0.7

*Excluding non-cash, stock based compensation charge of about $1.0 MM

Management Team

- **Hu, Jiada, Chairman and CEO**
  - Chairman since 2002.
  - Strategic planning, business development, policy development
  - 15+ years management experience in lead-acid battery industry
  - Master's Degree
- **Zeng, Jianjun, COO and Director**
  - General Manger responsible for all operations
  - Over 15 years as senior executive in battery business in production, development and sales.
  - Master's Degree
- **Cai, Zhenghua, CFO**
  - 12 years experience in financial department
  - Bachelor's Degree in Accounting
- **He, Degang, CTO**
  - 40+ years R&D experience in lead-acid battery industry
  - One of the first industry experts in China.
  - Bachelor's Degree in Chemistry

Investment Highlights

- Compelling growth
- Globally competitive and capability for market share
- Lead acid batteries dominate energy storage market.
- Niche-market approach enhances growth potential
- Established brand name
- Entrepreneurial, progressive management
- Capital to fuel expansion
- Advanced R&D capability provide technical advantages

CHINA RITAR POWER CORP.

Thank you!



Company Contact:
Katherine Pang: katherine@ritarpower.com
Office line: 0086-755-33982338
Cell Phone: 0086-13418466884
Website:www.ritarpower.com